SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934.

                               September 11, 2001
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               Date of Report (Date of earliest event reported)


                           CCC GLOBALCOM CORPORATION
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          (Name of Small Business Issuer as specified in its charter)

                  Nevada                              36-36939936
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        (State or other jurisdiction of             (I.R.S. employer
         incorporation or organization             identification No.)

                          SEC File Number 33-30365-C

          1250 Wood Branch Park Drive, 6th Floor, Houston, TX 77079
                    (Address of principal executive offices)


        Registrant's telephone no., including area code: (281) 529-4600
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                                      N/A
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         (Former name or former address, if changed since last report)





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Item 2.   Acquisitions or Disposition of Assets

     CCC GlobalCom Corporation ("CCC Globalcom") (OTCBB: CCGC), is a telecommunications holding company headquartered in Houston, Texas. CCC Globalcom is a facilities-based integrated communications provider offering a full range of communications services to commercial and residential customers, while providing for a single point of contact through bundled billing services.

     On September 11, 2001, CCC GlobalCom, through its wholly-owned subsidiary, Ciera Network Systems, Inc., acquired substantially all of the assets of Omniplex Communications Group, LLC ("Omniplex"). Omniplex is authorized as a Competitive Local Exchange Carrier (CLEC) to provide local telephone service in 21 states and to provide long distance service as an Inter-Exchange Carrier
(IXC) in 17 states. In addition to local and long distance telephone service, Omniplex offers sales and service of telephone and advanced communications equipment, high-speed Internet access and web hosting, Virtual Private Networks, Frame Relay/ATM, Internet based unified messaging, ISDN and xDSL services, advanced unified voice mail/e-mail/fax services, and enhanced wireless services, all billed on a consolidated monthly statement.

     Omniplex provides approximately 15,000 business lines and 900 residential lines to approximately 4,550 customer locations in Arkansas, California, Florida, Illinois, Kansas, Kentucky, Louisiana, Missouri, Nebraska, New Jersey, New York, Ohio, Oklahoma, Pennsylvania, Tennessee, Texas and Wisconsin. Approximately 90% percent of the Omniplex customer base is comprised of small and medium- sized business customers. The most significant concentrations of Omniplex"s telephony customers are in the St. Louis, Kansas City and southeastern Missouri markets.

     At the times of acquisition of the Omniplex assets, Omniplex was a debtor in possession under Chapter 11 of the United States Bankruptcy Code under the jurisdiction of the United States Bankruptcy Court for the Eastern District of Missouri, Easter Division. On August 27, 2001, the Bankruptcy Court approved the asset purchase agreement entered into by and between CCC Globalcom and Omniplex and the Bankruptcy Court entered an order approving the sale of the Omniplex Assets to CCC Globalcom.

     The assets acquired included, but were not limited to, fixed assets (including all machinery, equipment, furniture, fixtures, supplies and materials), work in process, receivables, and Omniplex's Long Distance and Certified Local Exchange Carrier Business.

     The purchase price for the acquired assets was approximately $ 8,125,000, payable as follows:

     Proceeds from a revolving line of credit from RFC Capi$ 8,125,000.

     The acquisition was funded by a $10,000,000 revolving line of credit provided by RFC Capital.

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


Item 7. Financial Statements and Exhibits

     A. Financial Statements. As of the date of the initial Form 8-K filing relating to the acquisition described in Item 2, it was impractical for CCC Globalcom to provide the financial statements required by this Item 7(a). Attached hereto are the following financial statements:

      Proforma Combined Balance Sheet dated June 30, 2001
      Proforma Combined Statement of Operations for the Six Months Ended June
            30, 2001
      Proforma Statement of Operations for the Year Ended December 31, 2000 Omniplex Communications Consolidated Balance Sheet Dated December 31,
            2000 and 1999
      Omniplex Communications Consolidated Statement of Operations for the
            Years Ended December 31, 2000 and 1999
      Omniplex Communications Consolidated Statement of Member's Deficit for the
            Years Ended December 31, 2000 and 1999
      Omniplex Communications Consolidated Statement of Cash Flows for the
            Years Ended December 31, 2000 and 1999



      B.   Exhibits.

      10.1   Asset Purchase Agreement *
      10.2   First Amendment to Asset Purchase Agreement *
      10.3   Amended and Restated Loan and Security Agreement *

      * Previously filed


                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 4, 2001             CCC GLOBALCOM CORPORATION


                                    By /s/   Ziad A. Hakim
                                       ----------------------------------------
                                             Ziad A. Hakim, CEO



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